FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (hereinafter called this "Amendment") is entered into effective as of September 20, 2007, by and among WESTSIDE ENERGY PRODUCTION COMPANY, LP and WESTSIDE ENERGY OPERATING COMPANY, LP (collectively, "Borrowers"), WESTSIDE ENERGY CORPORATION ("Parent"), the Lenders party to the Credit Agreement referenced below ("Lenders"), and SPINDRIFT PARTNERS, L.P., as Administrative Agent for the Lenders (in such capacity, together with its successors in such capacity, "Administrative Agent").

W I T N E S S E T H:

WHEREAS, Borrowers, Parent, Administrative Agent and Lenders have entered into that certain Credit Agreement dated as of March 23, 2007 (the "Credit Agreement"), whereby, among other things, Lenders have agreed to make available to Borrowers a credit facility upon the terms and conditions set forth therein;

WHEREAS, Borrowers have requested that the Credit Agreement be amended to, among other things, permit Borrowers to incur certain additional unsecured indebtedness; and

WHEREAS, subject to the conditions precedent set forth herein, the parties hereto have agreed to so amend the Credit Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the parties to this Amendment hereby agree as follows:

SECTION 1. Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms that are defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference.

SECTION 2.     Amendments to Credit Agreement.

(a) A new definition for "Knight Note" is hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order, such new definition to read as follows: "Knight Note" means that certain revolving note made by Parent in favor of Knight Energy Group II, LLC, dated September 20, 2007, in an aggregate maximum principal amount of $8,000,000 outstanding at any time.

(b) Section 7.05 of the Credit Agreement is hereby amended by deleting the word "and" at the end of Subsection (e), changing Subsection (f) to (g) and inserting a new Subsection (f) immediately after Subsection (e), such new Subsection (f) to read as follows: (f) Indebtedness incurred pursuant to the Knight Note, provided that all proceeds of the Knight Note shall be used for (1) the acquisition of oil and gas properties from Gulftex Operating, Inc., (2)
development of existing oil and gas properties of the Loan Parties, and (3) payment of interest under this Agreement and payment of interest under the Knight Note; and

(c) Section 7.09 of the Credit Agreement is hereby amended, in its entirety, to read as follows: No Loan Party shall purchase, redeem or otherwise acquire for value any membership interests, partnership interests, capital accounts, shares of its capital stock or any warrants, rights or options to acquire such membership interests, partnership interests or shares, now or hereafter outstanding from its members, partners or stockholders and will not declare or pay any distribution, dividend, return capital to its members, partners or stockholders, or make any distribution of assets to its stockholders, members or partners or make any voluntary prepayment of any Indebtedness (other than Indebtedness incurred under any Loan Document or under the Knight Note), other than distributions, dividends or return of capital to Parent to enable it to perform its obligations to pay interest and principal under the Knight Note, provided that (i) the amounts of such distributions, dividends or return of capital may not exceed the amounts necessary to make such payments and (ii) no Default or Event of Default exists at the time of such distribution, dividend or return of capital. Further, notwithstanding Section 6.09, during such time as a Default or Event of Default exists, no Loan Party shall make any payments to any creditor of such Loan Party, other than (i) payments on the Obligations, and
(ii) payments to trade creditors or employees in its ordinary course of business.

(d) Subsection (e) of Section 8.01 of the Credit Agreement is hereby amended, in its entirety, to read as follows:

(e) Cross-Default. Any Loan Party (i) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (including, without limitation, Indebtedness incurred pursuant to the Knight Note) or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $200,000 and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (ii) fails to perform, observe or comply with any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness (including, without limitation, Indebtedness incurred pursuant to the Knight Note) or Contingent Obligation, if the effect of such failure, event or condition is to cause or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (iii) any Indebtedness (including, without limitation, Indebtedness incurred pursuant to the Knight Note) or Contingent
Obligations of the Loan Parties on an aggregate basis in excess of $200,000 shall be declared due and payable prior to its stated maturity or cash collateral is demanded in respect of such Contingent Obligations; or

(e) Any and all terms and provisions of the Loan Documents are hereby deemed amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments set forth herein.


SECTION 3. Conditions of Effectiveness. The obligations of Administrative Agent and Lenders to amend the Credit Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a) The Majority Lenders, Borrowers and Parent shall have executed and delivered to Administrative Agent sufficient counterparts of this Amendment;

(b) Borrowers shall have paid all accrued and unpaid fees, costs and expenses owed pursuant to this Amendment and the Credit Agreement, to the extent then due and payable;

(c) Administrative Agent shall have received an executed copy of the Knight Note, which shall be acceptable in form and substance to Administrative Agent; and

(d)  no  Default  or  Event  of  Default  shall have occurred and be continuing.


SECTION 4. Representations and Warranties. Each Loan Party represents and warrants to Administrative Agent and Lenders, with full knowledge that such Persons are relying on the following representations and warranties in executing this Amendment, as follows:

(a) It has the power and authority to execute, deliver and perform this Amendment, and all action on the part of it requisite for the due execution, delivery and performance of this Amendment has been duly and effectively taken.

(b) The Credit Agreement, as amended by this Amendment, and the Loan Documents, constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor's rights generally or be equitable principles relating to enforceability.

(c) The execution, delivery and performance by each Loan Party of this Amendment, have been duly authorized by all necessary corporate, partnership or limited liability company action, as applicable, and do not and will not: (a) contravene the terms of any of that Person's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (c) violate any Requirement of Law where failure to comply would result in a Material Adverse Effect.

(d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of Borrower of this Amendment or any other Loan Document to which any such Person is a party.

(e)  No  Default  or  Event  of  Default  has  occurred  and  is  continuing.

(f) All of the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier or other date, in which case they shall be true and correct as of such earlier or other date).

SECTION 5. Reference to and Effect on the Agreement. Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, shall mean and be a reference to the Credit Agreement, as amended hereby.

SECTION 6. Expenses. Borrowers agree to pay all fees and expenses incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including the reasonable fees and expenses of Administrative Agent's counsel.

SECTION 7. Extent of Amendments. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents are not amended, modified or affected by this Amendment. Borrowers and Parent hereby ratify and confirm that
(a) except as expressly amended or waived hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Credit Agreement remain in full force and effect, (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms, and (c) the Collateral is unimpaired by this Amendment.

SECTION 8. Affirmation of Security Interests. Borrowers and Parent hereby confirm and agree that, except as otherwise expressly set forth herein, any and all Liens and Collateral now or hereafter held by Administrative Agent as security for payment and performance of the Obligations hereby are ratified and affirmed. The Loan Documents, as such may be amended in accordance herewith, are and remain legal, valid and binding obligations of the parties thereto, enforceable in accordance with their respective terms.

SECTION 9. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile and other Loan Documents shall be equally as effective as delivery of a manually executed counterpart of this Amendment and such other Loan Documents.

SECTION 10. Governing Law. This Amendment shall be governed by, construed and interpreted in accordance with, the laws of the State of New York, except to the extent that federal laws of the United States of America apply.

SECTION 11. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 12. NO ORAL AGREEMENTS. THIS WRITTEN AMENDMENT, TOGETHER WITH THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     [Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

BORROWERS:

WESTSIDE ENERGY PRODUCTION COMPANY, LP,
a Texas limited partnership

By:     Westside Energy GP, L.L.C.
     a Texas limited liability company,
     its general partner


     By:
          Name:
          Title:

WESTSIDE ENERGY OPERATING COMPANY, LP,
a Texas limited partnership

By:     Westside Energy GP, L.L.C.
     a Texas limited liability company,
     its general partner


     By:
          Name:
          Title:

PARENT:

WESTSIDE ENERGY CORPORATION
a Nevada corporation


By:
     Name:
     Title:



ADMINISTRATIVE AGENT:

SPINDRIFT PARTNERS, L.P.,
a Delaware limited partnership

By:     Wellington Management Company, LLP,
as Investment Advisor


By:
          Name:  Steven M. Hoffman
          Title:  Vice President and Counsel


LENDERS:

SPINDRIFT PARTNERS, L.P.,
a Delaware limited partnership

By:     Wellington Management Company, LLP,
as Investment Advisor


By:
          Name:  Steven M. Hoffman
          Title:  Vice President and Counsel


SPINDRIFT INVESTORS (BERMUDA) L.P.,
a Bermuda limited partnership

By:     Wellington Management Company, LLP,
as Investment Advisor


By:
          Name:  Steven M. Hoffman
          Title:  Vice President and Counsel


PLACER CREEK PARTNERS, L.P.,
a Delaware limited partnership

By:     Wellington Management Company, LLP,
as Investment Advisor


By:
          Name:  Steven M. Hoffman
          Title:  Vice President and Counsel

PLACER CREEK INVESTORS (BERUMDA)  L.P.,
a Bermuda limited partnership

By:     Wellington Management Company, LLP,
as Investment Advisor


By:
          Name:  Steven M. Hoffman
          Title:  Vice President and Counsel